Exhibit (h)(ii)(a)

SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schedule A

to the Amended and Restated Shareholder Servicing Plan dated December 9, 2025

Schwab Capital Trust

Fund	Shareholder Service Fee
Schwab Large-Cap Growth Fund	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab Core Equity Fund	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab Dividend Equity Fund	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab Small-Cap Equity Fund	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab Hedged Equity Fund	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab Health Care Fund	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab Balanced Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab International Core Equity Fund	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab Target 2010 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2015 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2020 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2025 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2030 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2035 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2040 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets

Schwab MarketTrack All Equity Portfolio	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab MarketTrack Growth Portfolio	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab MarketTrack Balanced Portfolio	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab MarketTrack Conservative Portfolio	An annual fee, payable monthly, of twenty-five
one-hundredths of one percent (0.25%) of the
Fund’s average daily net assets
Schwab International Opportunities Fund	An annual fee, payable monthly, of twenty one-
hundredths of one percent (0.20%) of the Fund’s
average daily net assets
Schwab Monthly Income Fund – Target	An annual fee, payable monthly, of zero percent
Payout	(0.00%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Flexible	An annual fee, payable monthly, of zero percent
Payout	(0.00%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Income	An annual fee, payable monthly, of zero percent
Payout	(0.00%) of the Fund’s average daily net assets
Schwab Target 2045 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2050 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2055 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2060 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets
Schwab Target 2065 Fund	An annual fee, payable monthly, of zero percent
(0.00%) of the Fund’s average daily net assets

Schwab Investments

Fund	Shareholder Service Fee
Schwab Tax-Free Bond Fund	An annual fee, payable monthly, of fifteen one-
hundredths of one percent (0.15%) of the Fund’s
average daily net assets
Schwab California Tax-Free Bond Fund	An annual fee, payable monthly, of fifteen one-
hundredths of one percent (0.15%) of the Fund’s
average daily net assets
Schwab Global Real Estate Fund	An annual fee, payable monthly, of fifteen one-
hundredths of one percent (0.15%) of the Fund’s
average daily net assets